UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: October 27, 2008

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51549

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

 (208) 664-4859

(Registrant’s telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On October 24, 2008, the Board of Directors of Timberline Resources Corporation (the “Company”) adopted an Amended and Restated Code of Business and Ethical Conduct (the “Amended Code of Conduct”).  A copy of the Amended Code of Conduct is attached as Exhibit 99.1.  The Amended Code of Conduct incorporates amendments to certain provisions of the Company’s Code of Business and Ethical Conduct.  These amendments reflect the listing of the Company’s common stock on the American Stock Exchange, replace references to “President” with “Chief Executive Officer”, reflect certain amendments to the Company’s insider trading polices and procedures, and correct certain other minor discrepancies.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.       Description

99.1                   Timberline Resources Corporation Amended and Restated Code of Business and Ethical Conduct.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
	By:	/s/ Randal Hardy
Date: October 27, 2008		Randal Hardy Chief Executive Officer, Chief Financial Officer and Director

 EXHIBIT INDEX

Exhibit No.      Description

99.1                 Timberline Resources Corporation Amended and Restated Code of Business and Ethical Conduct.